UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2007
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-08454 (Commission File Number)	36-2704017 (I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069 (Address of principal executive offices)	60069 (Zip Code)
Registrant’s telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02—Results of Operations and Financial Condition.
As of January 1, 2007, ACCO Brands Corporation (“ACCO Brands” or “the Company”) effected certain business segment realignments. In this Current Report, the Company is providing supplemental unaudited historical business segment sales, operating income and adjusted operating income information to reflect these segment realignments on both an annual and quarterly basis for the years ended December 31, 2006 and 2005.
This information is also provided on a pro forma basis for the 2005 periods and was derived from the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on and dated February 14, 2006. The pro forma financial information has been prepared as though ACCO Brands and General Binding Corporation (“GBC”) had been combined as of January 1, 2005, and is based on the historical financial statements of ACCO Brands and GBC after giving effect to the acquisition of GBC byACCO Brands on August 17, 2005. The Company is furnishing this unaudited pro forma financial information in this Report for informational purposes only to provide investors with a comparative framework from which to analyze the Company’s 2005 and 2006 performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the merger had taken place at January 1, 2005, or that may result in the future. In addition, the pro forma information has not been adjusted to reflect any operating efficiencies that have been, or may in the future be, realized as a result of the combination of ACCO Brands and GBC.
The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K contains statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements as set forth in the Company’s SEC filings from time to time.
Section 9—Financial Statements and Exhibits
Item 9.01—Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Supplemental unaudited historical business segment information based on segment realignments as of January 1, 2007 (furnished pursuant to Item 2.02 hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: March 28, 2007	By:	/s/ Steven Rubin

		Name:	Steven Rubin
		Title:	Senior Vice President, Secretary
and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1	Supplemental unaudited historical business segment information based on segment realignments as of January 1, 2007 (furnished pursuant to Item 2.02 hereof).